SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 21, 2004


                              Citrix Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                 0-27084                   75-2275152
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(State or Other Jurisdiction      (Commission               (IRS Employer
   of Incorporation)              File Number)             Identification No.)


 851 West Cypress Creek Road, Ft. Lauderdale, Florida           33309
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     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (954) 267-3000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

     The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

     On January 21, 2004, the Company issued a press release regarding its financial results for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITRIX SYSTEMS, INC.



Date: January 21, 2004                  By:  /s/ David Henshall
                                            ------------------------------------
                                            Name: David Henshall
                                            Title: Vice President and Chief
                                                   Financial Officer

                                  EXHIBIT INDEX


Exhibit Number      Description
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     99.1           Press release dated January 21, 2004 of Citrix Systems, Inc.